UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
Current Report
Pursuant To Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2014
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BBCN BANCORP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-50245	95-4170121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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3731 Wilshire Boulevard
Suite 1000
Los Angeles, CA 90010
(Address of principal executive offices)

Registrant’s telephone number, including area code: (213) 639-1700

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of BBCN Bancorp, Inc. (the “Company”) was held on June 26, 2014.  Proxies were solicited by the Company’s management pursuant to Section 14 of the Securities Exchange Act of 1934, as amended.  At the meeting, the stockholders voted on the following items:

(1)	election of directors;

(2)	ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014;

(3)	approval, on an advisory and nonbinding basis, of the compensation paid to the Company’s “named executive officers” as described in the proxy statement for the meeting;

(4)	approval, on an advisory and nonbinding basis, of an annual frequency for the stockholder nonbinding vote to approve executive compensation; and

(5)
adjournment of the meeting if necessary or appropriate in the judgment of the Company’s board of directors to solicit additional proxies or votes in favor of the above proposals to be presented at the meeting.

A total of 73,691,409 shares of the Company’s common stock were represented and voted at the meeting, constituting 92.70% of the issued and outstanding shares of common stock entitled to vote at the meeting.

The final results of the stockholder votes were as follows:

1.	Election of directors of the Company:

	Authority Given	Authority Withheld
Louis M. Cosso	63,707,122	2,878,666
Jin Chul Jhung	63,683,993	2,901,795
Kevin S. Kim	62,193,843	4,391,945
Peter Y.S. Kim	63,011,165	3,574,623
Sang Hoon Kim	63,011,271	3,574,517
Chung Hyun Lee	63,706,995	2,878,793
David P. Malone	63,718,519	2,867,269
Scott Yoon-Suk Whang	63,062,899	3,522,889
Dale S. Zuehls	63,718,519	2,867,269

There were approximately 7,103,957 broker non-votes received with respect to this item.

2.	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

Total Shares
For:	73,573,959
Against:	103,697
Abstain:	10,753

The number of shares voting “for” constituted 99.84% of the total number of shares represented and voting at the meeting.

3.	Approval, on an advisory and nonbinding basis, of the compensation paid to the Company’s

“named executive officers” as described in the proxy statement dated May 30, 2014.

Total Shares
For:	63,894,103
Against:	1,229,083
Abstain:	1,464,266
Broker non-vote:	7,103,957

The number of shares voting “for” constituted 95.96% of the total number of shares represented and voting at the meeting.

4.	Approval, on an advisory and nonbinding basis, of an annual frequency for the stockholder nonbinding vote to approve executive compensation.

Total Shares
1 Year:	57,346,290
2 Years:	654,008
3 Years:	7,261,141
Abstain:	1,326,013
Broker non-vote:	7,103,957

The number of shares voting “for” an annual frequency constituted 86.12% of the total number of shares represented and voting at the meeting.

5.
Adjournment of the meeting if necessary or appropriate in the judgment of the Company’s board of directors to solicit additional proxies or votes in favor of the above proposals that are to be presented at the meeting.

Total Shares
For:	65,643,666
Against:	6,940,308
Abstain:	1,107,435

The number of shares voting “for” constituted 89.08% of the total number of shares represented and voting at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBCN BANCORP, INC.

By:      /s/ Kevin S. Kim
Name: Kevin S. Kim
Title: Chairman, President and Chief
Executive Officer
Date:   July 2, 2014